Exhibit 10(a)


                             SUBSCRIPTION AGREEMENT

                                                    Dated as of January 10, 2002

Dear Subscriber:

     The subscriber identified on the signature page hereto ("Subscriber") hereby agrees to purchase, and Artera Group, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, 8% Secured Convertible Notes ("Note") convertible in accordance with the terms thereof into shares of $.01 par value common stock of NCT Group, Inc., a Delaware corporation ("NCT") (the "Common Stock") for the consideration as set forth on the signature page hereof ("Purchase Price"). The form of Secured Note is annexed hereto as Exhibit A. (The Common Stock included in the Securities (as hereinafter defined) is sometimes referred to herein as the "Shares", "NCT Shares", "Common Shares" or "Common Stock".) (The Notes and the NCT Shares are collectively referred to herein as, the "Securities".) Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Note against payment, by federal funds wire transfer of the Purchase Price.

     Now, therefore, for good and valuable consideration, receipt of which is acknowledged, and the mutual promises herein described, it is agreed:

     1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company and NCT that:

          (a) Investment Purpose. The Subscriber is acquiring the Notes, and upon conversion of the Notes, will acquire the NCT Shares then issuable, for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 Act"); provided, however, that by making the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement under the 1933 Act and in compliance with applicable state securities laws or an exemption from such registration.

          (b) Information on Company. The Subscriber, and its advisors, if any, have been furnished with written information relating to the business of the Company and NCT and such other information concerning their operations, financial condition and other matters as the Subscriber has requested. The Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company and NCT. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or their representatives shall modify, amend or affect the Subscriber's right to rely on the Company's or NCT's representations and warranties contained in Section 2 below. The Subscriber understands that its investment in the Notes and the NCT Shares involves a high degree of risk. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes and the NCT Shares. The Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

          (c) Information on Subscriber; Accredited Investor Status. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company and NCT to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

          (d) Compliance with 1933 Act. The Subscriber understands and agrees that the Securities are being offered and sold to it in a private placement in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company and NCT are relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire such securities.

          (e) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (f) No Broker Commissions or Finder Fees. To the best of its knowledge, the Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby except as described in Section 6 hereof.

          (g) Buyer Liquidity. The Subscriber has adequate means of providing for its current needs and foreseeable financial contingencies.

          (h) Transfer or Resale of Securities. The Subscriber understands that except as provided herein (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of by the Subscriber unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) the Subscriber shall have delivered to the Company and NCT an opinion of counsel, in form and substance reasonably satisfactory to the Company and NCT in connection with the Notes, to the effect that such Securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, or
     (c) the Subscriber provides the Company and to NCT in connection with the NCT Shares with written customary assurance that such Securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); and (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

          (i) NCT Shares Legend. The NCT Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
          STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO NCT GROUP, INC., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. "

          (j) Note Legend. The Note shall bear the following legend:

          "THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO ARTERA GROUP, INC. AND NCT GROUP, INC., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

          (k) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

          (l) Powers; Authorization; Enforceability. The Subscriber has all corporate or company power and authority to enter into and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of the Subscriber enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally the enforcement of, applicable creditors' rights and remedies.

          (m) Conflicts. To the best knowledge of Subscriber, the execution, delivery and performance of this Agreement by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby will not (i) conflict with or violate its organizational charters or by-laws, or
     (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subscriber is a party.

          (n) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company and NCT prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.


     2. NCT Representations and Warranties. NCT represents and warrants to and agrees with the Subscriber that:

          (a) Due Incorporation. NCT is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. NCT is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of NCT.

          (b) Outstanding Stock. All issued and outstanding shares of capital stock of NCT has been duly authorized and validly issued and are fully paid and non-assessable.

          (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by NCT and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and NCT has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by NCT relating hereto. To the best knowledge of the officers and directors of NCT, there are no circumstances known to them that would impair NCT's ability to perform its obligations described in this Agreement or in the other agreements delivered in connection with this Agreement, including but not limited to NCT's compliance with the registration requirements set forth in Section 10 of this Agreement.

          (d) Additional Issuances. Except as described in the Reports (as defined in Paragraph 2(i) hereof), in other publicly available filings made by NCT with the Commission (including but not limited to filings made between the date of this Agreement and January 31, 2002) (the "Other Filings"), in Other Written Information or as set forth on Schedule 2(d), there are no outstanding agreements or preemptive or similar rights affecting NCT's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of NCT.

          (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over NCT, or any of its affiliates, the NASD, NASDAQ or NCT's shareholders is required for execution of this Agreement, and all other agreements entered into by NCT relating thereto, including, without limitation issuance and sale of the Securities, and the performance of NCT's obligations hereunder.

          (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, the performance by NCT of its obligations under this Agreement and all other agreements entered into by NCT relating hereto will:

               (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under
          (A) the certificate of incorporation, charter or bylaws of NCT, (B) to NCT's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to NCT of any court, governmental agency or body, or arbitrator having jurisdiction over NCT or any of its affiliates or over the properties or assets of NCT or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which NCT or any of its affiliates is a party, by which NCT or any of its affiliates is bound, or to which any of the properties of NCT or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which NCT, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on NCT; or

               (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of NCT, or any of its affiliates.

     (g) The NCT Shares. The NCT Shares upon issuance:

          (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

          (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, the NCT Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of NCT; and

          (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          (h) Litigation. There is no pending or, to the best knowledge of NCT, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over NCT, or any of its affiliates or subsidiaries that would affect the execution by NCT or the performance by NCT of its obligations under this Agreement, and all other agreements entered into by NCT relating hereto. Except as disclosed in the Reports or other publicly available filings made with the Commission or Other Written Information, there is no pending or, to the best knowledge of NCT, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over NCT, or any of its affiliates or subsidiaries, which litigation, if adversely determined could have a material adverse effect on NCT.

          (i) Reporting Company. NCT is a publicly-held company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. NCT's common stock is trading on the NASD OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, NCT has filed all reports and other materials required to be filed thereunder with the Commission during the twelve months preceding the date of this Agreement ("Reports").

          (j) No Market Manipulation. NCT has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of NCT to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

          (k) Information Concerning NCT. The Reports contain all material information relating to NCT and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information, in the Other Filings or in a Schedule hereto, there has been no material adverse change in NCT's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact in light of the circumstances when made required to be stated therein or necessary to make the statements therein not misleading.

          (l) Dilution. The number of Shares issuable upon conversion of the Notes may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Note. NCT's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of NCT has concluded, in its good faith business judgment, that such issuance is in the best interests of NCT. NCT specifically acknowledges that its obligation to issue NCT Shares upon conversion of the Note is binding upon NCT and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of NCT.

          (m)Stop Transfer. The Securities are restricted securities as of the date of this Agreement. NCT will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, except as may be required by federal securities laws.

          (n) Defaults. Neither NCT nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither NCT nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on NCT, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or
     (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on NCT.

          (o) No Integrated Offering. Neither NCT, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by NCT for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Bulletin Board nor will NCT or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. NCT has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer and issuance of the Securities.

          (p) No General Solicitation. Neither NCT, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (q) Listing. NCT's common stock is quoted on, and listed for trading on the Bulletin Board. As of the date of this Agreement and the Closing Date, the Bulletin Board is the Principal Market as defined in Section 7.1(b) of this Agreement. Except as disclosed in the Other Written Information, NCT has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

          (r) No Undisclosed Liabilities. NCT has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports, Other Filings and Other Written Information, other than those incurred in the ordinary course of NCT's businesses since September 30, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on NCT's financial condition.

          (s) No Undisclosed Events or Circumstances. Since September 30, 2001, no event or circumstance has occurred or exists with respect to NCT or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by NCT but which has not been so publicly announced or disclosed in the Reports or the Other Filings.

          (t) Capitalization. The authorized and outstanding capital stock of NCT as of the date of this Agreement and the Closing Date are set forth on
     Schedule 2(t) hereto. Except as set forth in the Reports, Other Filings, Other Written Information and Schedule 2(t), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of NCT. All of the outstanding shares of capital stock of NCT have been duly and validly authorized and issued and are fully paid and nonassessable.

          (u) Correctness of Representations. NCT represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

     3. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

          (a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

          (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

          (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto. To the best knowledge of the officers and directors of the Company, there are no circumstances known to them that would impair the Company's ability to perform its obligations described in this Agreement or in the other agreements delivered in connection with this Agreement.

          (d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ or the Company's shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

          (e) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance by the Company of its obligations under this Agreement and all other agreements entered into by the Company relating hereto will:

               (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under
          (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

               (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

          (f) The Note. The Note, upon issuance:

               (i) is, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

               (ii) has been, or will be, duly and validly authorized and issued;

               (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

               (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          (g) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or subsidiaries that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports, Other Filings or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or subsidiaries, which litigation, if adversely determined could have a material adverse effect on the Company.

          (h) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information, in the Other Filings or in a Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact in light of the circumstances when made required to be stated therein or necessary to make the statements therein not misleading.

          (i) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

          (j) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Bulletin Board nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer and issuance of the Securities.

          (k) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (l) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports, the Other Filings and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since September 30, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

          (m)No Undisclosed Events or Circumstances. Since September 30, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports or the Other Filings.

          (n) Capitalization. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

          (o) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

     4. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit B. NCT will provide, at NCT's and/or the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note.

     5. Reissuance of Securities. NCT agrees to reissue certificates representing the NCT Shares without the legend set forth in Section 1(i) above at such time as (a) the holder thereof is permitted to and disposes of the NCT Shares pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to NCT, or (b) upon resale subject to an effective registration statement after the NCT Shares are registered under the 1933 Act. NCT agrees to cooperate with the Subscriber in connection with all resales of NCT Shares pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided NCT and its counsel receive all reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if NCT fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has lawfully requested the removal of the legend and delivered all items reasonably required by NCT to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to Subscriber or assignee holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding NCT Shares subject to a Legend Removal Failure may, at its option, require NCT and/or the Company to purchase all or any portion of the NCT Shares subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 130% of the applicable Purchase Price.

     6. Security Interest. The Subscribers will be granted a security interest in certain assets of the Company to be memorialized in a Security Agreement. The Company will execute a Security Agreement and Forms UCC-1 to be filed at the Company's expense with such states and counties reasonably designated by the Subscriber. The Company will also execute all such documents reasonably necessary in the opinion of Subscriber to memorialize and further protect the security interest described herein. A form of Security Agreement is annexed hereto as Exhibit C.

     7. Fees.

          (a) The Company shall pay to counsel to the Subscriber its fees of $10,000 for services rendered to Subscribers in connection with this Agreement for aggregate subscription amounts of up to $550,000 of principal amount of Notes (the "Initial Offering") and acting as escrow agent for the Initial Offering. The Company will pay to Libra Finance, S.A. ("Finder") a cash fee equal to $50,000 ("Finder's Fee"). The Finder's Fee in connection with the Initial Offering must be paid on the Closing Date. The legal fees will be payable out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Subscriber and Escrow Agent. The Company agrees to reimburse Subscriber and/or its attorney within ten days of demand for all filings fees in connection with the security interest described in Section 5 above.

          (b) The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees other than Libra Finance, S.A. on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company and Subscribers represent that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Subscription Agreement.

     7.1 Covenants of NCT. NCT covenants and agrees with the Subscriber as follows:

          (a) Stop Orders. NCT will advise the Subscriber, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of NCT, or of the suspension of the qualification of the Common Stock of NCT for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

          (b) Listing. NCT shall promptly secure the listing of the NCT Shares upon each national securities exchange, or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Notes are outstanding. NCT will maintain the listing of its Common Stock on the NASDAQ SmallCap Market, NASDAQ National Market System, New York Exchange, OTC Bulletin Board or American Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"), and will comply in all respects with NCT's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such other exchanges or markets, as applicable. NCT will provide the Subscriber copies of all notices it receives notifying NCT of the threatened or actual delisting of the Common Stock from any Principal Market provided the provisions of such information to the Subscriber would not violate the provisions of Regulation FD under the 1933 Act.

          (c) Market Regulations. NCT shall notify the SEC, NASD, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

          (d) Reporting Requirements. From the Closing Date and until at least two (2) years after the effectiveness of the registration statement on Form S-1 or such other registration statement described in Section 10.1(iv) hereof, NCT will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the 1934 Act, (ii) comply in all respects with its reporting and filing obligations under the 1934 Act, (iii) comply with all reporting requirements that is applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the 1934 Act, and
     (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. NCT will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of two (2) years after the actual effective date of the registration statement on Form S-1 or such other registration statement described in Section 10.1(iv) hereof.

          (e) Reservation of Common Stock. NCT undertakes to reserve, pro rata on behalf of each holder of a Note, from its authorized but unissued Common Stock, at all times that Notes remain outstanding, a number of Common Shares equal to not less than 130% of the amount of Common Shares necessary to allow each such holder to be able to convert all such outstanding Notes, at the then applicable Conversion Price.

          (f) Taxes. NCT will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of NCT; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if NCT shall have set aside on its books adequate reserves with respect thereto, and provided, further, that NCT will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

          (g) Insurance. NCT will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in NCT's line of business, in amounts sufficient to prevent NCT from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and NCT will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

          (h) Books and Records. NCT will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

          (i) Governmental Authorities. NCT shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

          (j) Intellectual Property. NCT shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

          (k) Properties. NCT will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and NCT will at all times comply with each provision of all leases to which it is a party and under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

          (l) Confidentiality. NCT agrees that it will not disclose, and will not include in any public announcement, the name of any Subscriber, unless expressly agreed to by such Subscriber or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     7.2 Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

          (a) Use of Proceeds. The Company undertakes to use the proceeds of the Subscriber's funds for working capital. The Purchase Price may not and will not be used on behalf of the Company or NCT for accrued officer and director salaries, payment of financing related debt (except for funds advanced by Subscriber to NCT during November and December, 2001), redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

          (b) Taxes. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

          (c) Insurance. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

          (d) Books and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

          (e) Governmental Authorities. The Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

          (f) Intellectual Property. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

          (g) Properties. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

          (h) Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Subscriber, unless expressly agreed to by such Subscriber or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     8. Covenants of the Company, NCT and Subscriber Regarding Indemnification.

     8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered by the Company pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

     8.2 NCT Indemnification. NCT agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered by NCT pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by NCT of any covenant or undertaking to be performed by NCT hereunder, or any other agreement entered into by NCT and Subscriber relating hereto.

     8.3 Subscriber Indemnification. Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and NCT and each of the Company's and NCT's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or NCT or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered by Subscriber pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company, NCT (or either thereof) and Subscriber relating hereto.

     8.4 Procedures. The procedures and limitations set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 8.1, 8.2 and 8.3 above.

     9. Conversion of Note.

     9.1 Mechanics of Conversion.

          (a) The Subscriber shall have the right from and after the issuance of the Note and then at any time until the Note is fully paid, to convert any outstanding and unpaid principal portion of the Note, and accrued interest ("Conversion"), at the election of the Subscriber (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable NCT Shares as such stock exists on the date of issuance of the Note, or any shares of capital stock of NCT into which such stock shall hereafter be changed or reclassified at the conversion price as defined in
     Section 9.1(b) (the "Conversion Price"), determined as provided herein. The number of shares of Common Stock to be issued upon each conversion of the Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

          (b) Subject to adjustment as provided in Section 9.1(c), the Conversion Price per share shall be the lower of (i) seven cents ($.07) ("Maximum Base Price") or (ii) eighty percent (80%) of the average of the closing bid prices for the Common Stock on the Principal Market for the five (5) trading days prior to but not including the Conversion Date. For purposes of the NASD OTC Bulletin Board, closing bid price shall mean the last closing bid price as reported by Bloomberg Financial.

          (c) The Maximum Base Price described in Section 9.1(b)(i) above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 9.1(a) and 9.1(b), shall be subject to adjustment from time to time upon the happening of certain events while the conversion right remains outstanding, as follows:

               (A) Merger, Sale of Assets, etc. If NCT at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, the Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

               (B) Reclassification, etc. If NCT at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, the Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

               (C) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

          (d) Upon the conversion of the Note or part thereof ("Conversion"), NCT shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that NCT's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at Conversion representing the number of shares of common stock issuable upon such Conversion. NCT warrants that no instructions other than these instructions have been or will be given to the transfer agent of NCT's Common Stock and that the NCT Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the NCT Shares provided the NCT Shares are being sold pursuant to an effective registration statement covering the Shares to be sold or are otherwise exempt from registration when sold and, if applicable, Subscriber complies with prospectus delivery requirements.

          (e) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed hereto as Exhibit D) to NCT via confirmed telecopier transmission. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to NCT in accordance with the provisions hereof shall be deemed a Conversion Date. NCT will itself or cause its transfer agent to transmit NCT's Common Stock certificates representing the NCT Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by NCT of the Notice of Conversion (the "Delivery Date"). In the event the NCT Shares are electronically transferable, then delivery of the NCT Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided to the Subscriber, if requested by Subscriber provided an original Note is delivered to NCT. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or Conversion, the Subscriber hereby indemnifies NCT against any and all loss or damage attributable to such non-surrender arising from a third-party claim in an amount in excess of the actual amount then due under the Note.

          (f) NCT understands that a delay in the delivery of the NCT Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) will result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, NCT and the Company agree to pay late payments to the Subscriber for late issuance of NCT Shares in the form required pursuant to Section 9 hereof upon Conversion or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. NCT and the Company shall pay any payments incurred under this Section 9 in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that NCT fails for any reason to effect delivery of the NCT Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to NCT whereupon NCT and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to NCT.

          (g) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company or NCT to the Subscriber and thus refunded to the Company or NCT, as the case may be.

          (h) NCT shall not be required, in connection with any Conversion to issue a fraction of a share of Common Stock and shall instead deliver a stock certificate representing the next whole number.

          (i) In the event the NCT Shares issuable upon Conversion of a Note or part thereof are not included for resale in an effective registration statement at any time when such NCT Shares are required to be so included pursuant to the terms of this Agreement, then the Subscriber may elect, at the Subscriber's sole discretion, to receive an amount of restricted NCT Shares equal to the amount of NCT Shares otherwise receivable upon Conversion in lieu of the NCT Shares otherwise receivable pursuant to the relevant Notice of Conversion.

     9.2. Mandatory Redemption at Subscriber's Election. In the event NCT is prohibited from issuing NCT Shares, or fails to timely deliver NCT Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note and Section 9.8 of this Subscription Agreement) or for any reason other than pursuant to the limitations set forth in Section 9.3 hereof, then at the Subscriber's election, NCT and the Company must pay to the Subscriber ten
(10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 120%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the principal market from the Deemed Conversion Date until the day prior to the receipt by the Subscriber of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the NCT Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

     9.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of NCT on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber shall have the authority and obligation to determine whether the restriction contained in this Section 9.3 will limit any conversion hereunder and to the extent that the Subscriber determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Subscriber. The Subscriber may void the conversion limitation described in this Section 9.3 upon 75 days prior written notice to NCT. The Subscriber may allocate which of the equity of NCT deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

     9.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof, NCT may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and NCT posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

     9.5. Buy-In. In addition to any other rights available to the Subscriber, if NCT fails to deliver the NCT Shares to the Subscriber by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber or a broker on behalf of the Subscriber, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the NCT Shares which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then NCT and the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company and NCT shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide NCT written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

     9.6 Adjustments. The Conversion Price and amount of NCT Shares issuable upon Conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to NCT's shareholders.

     9.7 Redemption. Neither the Company nor NCT may redeem or call the Note without the consent of the holder of the Note.

     9.8 Additional Events of Default. Each of the following events shall be an Event of Default (as employed in the Note) in addition to the other Events of Default described in the Note and in this Subscription Agreement.

          (a) Breach of Covenant. NCT breaches any material covenant or other term or condition of this Agreement in any material respect and such breach, if subject to cure, continues for a period of seven (7) days after written notice to NCT from the Subscriber.

          (b) Breach of Representations and Warranties. Any material representation or warranty of NCT made herein, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

          (c) Receiver or Trustee. NCT shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

          (d) Judgments. Any money judgment, writ or similar final process shall be entered or filed against NCT or any of its property or other assets after the Closing Date for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

          (e) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against NCT and if instituted against NCT are not dismissed within 75 days of initiation.

          (f) Delisting. Delisting of the Common Stock from the OTC Bulletin Board or such other principal exchange on which the Common Stock is listed for trading; failure to comply with the requirements for continued listing on the OTC Bulletin Board for a period of three consecutive trading days; or notification from the OTC Bulletin Board or any Principal Market that NCT is not in compliance with the conditions for such continued listing on the OTC Bulletin Board or other Principal Market and the Common Stock does not at the time of such notification comply with the initial listing requirements of the OTC Bulletin Board.

          (g) Stop Trade. An SEC stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

          (h) Failure to Deliver Common Stock or Replacement Note. NCT's failure to timely deliver Common Stock to the Subscriber pursuant to and in the form required by this Agreement, or if required a replacement Note.

          (i) Non-Registration Event. The occurrence of a Non-Registration Event as described in Section 10.4 of the Subscription Agreement.

          (j) Cross Default. A default by NCT of a material term, covenant, warranty or undertaking of any other agreement to which the NCT and Subscriber are parties, or the occurrence of a material event of default under any such other agreement.

     10. Registration Rights.

     10.1. Registration Rights Granted. NCT hereby grants the following registration rights to holders of the Securities.

          (a) On one occasion, for a period commencing 121 days after the Closing Date, but not later than three years after the Closing Date ("Request Date"), NCT, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of NCT's Shares actually issued and issuable upon Conversion of the Notes issued in the Initial Offering (the Common Stock issued or issuable upon conversion of the Notes or issuable by virtue of ownership of the Notes, being the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the 1933 Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, NCT shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after NCT gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(a). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide NCT with such information as NCT reasonably requests. The obligation of NCT under this Section 10.1(a) shall be limited to one registration statement.

          (b) If NCT at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by NCT within 15 days after the giving of any such notice by NCT, to register any of the Registrable Securities, NCT will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by NCT, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1(b) shall be, in whole or in part, an underwritten public offering of common stock of NCT, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that NCT and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by NCT therein; provided, however, that NCT shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, NCT may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(b) without thereby incurring any liability to the Seller.

          (c) NCT shall file with the Commission not later than April 15, 2002 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Form S-1 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The registration statement described in this paragraph must be declared effective by the Commission one hundred and twenty days (120) of the Filing Date ("Effective Date"). NCT will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 140% of the NCT Shares issuable at the Conversion Price that would be in effect on the Closing Date or the date of filing of such registration statement (employing the Conversion Price which would result in the greater number of Shares), assuming the conversion of 100% of the Notes. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber, and not issued, employed or reserved for anyone other than the Subscriber. Such registration statement will immediately be amended or additional registration statements will be immediately filed by NCT as necessary to register additional NCT Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities.

     10.2. Registration Procedures. If and whenever NCT is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the 1933 Act, NCT will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the Sellers copies of all filings and Commission letters of comment;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) twenty-four months after the latest Maturity Date of a Note; (ii) until twelve months after all the NCT Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or
     (iii) until such registration statement has been effective for a period of not less than 365 days, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

          (c) furnish to the Seller, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

          (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that NCT shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of NCT is then listed;

          (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which NCT has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of NCT, and cause NCT's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

     10.3. Provision of Documents. At the request of the Seller, provided a demand for registration has been made pursuant to Section 10.1(a) or a request for registration has been made pursuant to Section 10.1(b), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 10. In connection with each registration hereunder, the Seller will furnish to NCT in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(a) or 10.1(b) covering an underwritten public offering, NCT and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of NCT's size and investment stature.

     10.4. Non-Registration Events. NCT and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 10.1(a) or 10.1(b) above is not filed within 30 days after written request by the Seller and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-1 or such other form described in Section 10.1(c)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 10.1(a) or 10.1(b) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form S-1 or such other form described in Section 10.1(c) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within ten business days of receipt by NCT of a written or oral communication from the Commission that the registration statement described in Section 10.1(c) will not be reviewed, or (iii) any registration statement described in Sections 10.1(a), 10.1(b) or 10.1(c) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days ("year" being defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this
Section 10.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, NCT and the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities an amount equal to two (2%) percent per month or pro rata part thereof for each month or part thereof thereafter during the pendency of such Non-Registration Event, of the principal of the Notes issued in the Initial Offering and principal and interest of the Notes converted into NCT Shares, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section 10.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded by the Subscriber pursuant to Section 9.2 of this Subscription Agreement, then the Liquidated Damages described in this Section 10.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Subscriber receives the Mandatory Redemption Payment. It shall also be deemed a Non-Registration Event if at any time a Note is outstanding, there is less than 120% of the amount of Common Shares necessary to allow full conversion of such Note at the then applicable Conversion Price registered for unrestricted resale in an effective registration statement.

     10.5. Expenses. All expenses incurred by NCT in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for NCT, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. NCT will pay all Registration Expenses in connection with the registration statement under
Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

     10.6. Indemnification and Contribution.

          (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 10, NCT will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to
     Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 10.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that NCT shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by NCT to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b)  In  the  event  of a  registration  of  any  of  the  Registrable
     Securities under the 1933 Act pursuant to Section 10, the Seller will indemnify and hold harmless NCT, and each person, if any, who controls NCT within the meaning of the 1933 Act, each officer of NCT who signs the registration statement, each director of NCT, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which NCT or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to
     Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse NCT and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to NCT by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, NCT and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     11. Offering Restrictions. Except (i) as disclosed in the Reports or Other Written Information prior to the date of this Subscription Agreement, (ii) stock or stock options granted to employees or directors of the Company pursuant to a plan which has been approved by the shareholders of the Company, (iii) non-financing equity or debt issued in connection with an acquisition of a business or assets by NCT, (iv) the issuance by the Company of stock in connection with the establishment of a joint venture, partnership or licensing arrangement relating to its business, and (v) Common Stock issued in a public offering (these exceptions hereinafter referred to as the "Excepted Issuances"), without the prior written consent of the holders of a majority of the principal amount of the Notes issued in the Offering, the Company will not issue any equity, convertible debt or other securities, prior to the expiration of the later of a period equal to 270 days during which the registration statement described in Section 10.1(c) above has been effective or two years from the Closing Date.

     12. Miscellaneous.

          (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company or NCT, to each of them at: 20 Ketchum Street, Westport, CT 06880, attn: Chief Financial Officer, telecopier number: (203) 226-4338, with a copy by telecopier only to: General Counsel, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575. Any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Subscriber on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the Subscriber on a holiday date that precedes such notice, however the Company's and NCT's time to respond to such notice shall commence from the actual date such notice is given. Any notice received by the Subscriber on any of the aforedescribed holidays may be deemed by the Subscriber to be received and effective as if such notice had been received on the first business day after the holiday.

          (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall respectively be the dates that subscriber funds representing the net amount due the Company from the Purchase Price of the Initial Offering are transmitted by wire transfer to the Company or credited to the Company (the "Closing Date").

          (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

          (d) Execution. This Agreement may be executed and delivered by facsimile transmission, and in counterparts, each of which will be deemed an original.

          (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by any party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements on behalf of such parties agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party or parties to the applicable dispute such party's reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          (f) Specific Enforcement, Consent to Jurisdiction. The Company, NCT and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, NCT and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          (g) Joint and Several Liability. The Company and NCT acknowledge that their liability for payments and expenses described in Sections 3, 4, 9.1(e), 9.2, 9.5 and 10.4 of this Agreement is joint and several.

          (h) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

     This Agreement is made by and among the Company, NCT and Subscriber as of the date first written above.

                        ARTERA GROUP, INC.
                        A Delaware Corporation


                        By:_________________________________
                                Name:
                                Title:
                                Date signed:


                        NCT GROUP, INC.
                        A Delaware Corporation


                        By:_________________________________
                                Name:
                                Title:
                                Date signed:


Purchase Price and Note Principal: $550,000.00


ALPHA CAPITAL AKTIENGESELLSCHAFT - Subscriber
A Lichtenstein corporation
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-423-232-3196



By:______________________________________

        Date signed:

                         LIST OF SCHEDULES AND EXHIBITS


         Exhibit A                  Form of Note

         Exhibit B                  Form of Legal Opinion

         Exhibit C                  Form of Security Agreement

         Exhibit D                  Form of Conversion Notice

         Schedule 2(d)              Additional Issuances

         Schedule 2(t)              Capitalization

                                    EXHIBIT D


                              NOTICE OF CONVERSION

     (To be executed by the registered holder in order to convert the Note)


     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by ARTERA GROUP, INC. on January 10, 2002 into shares of common stock of NCT GROUP, INC. according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________

        ________________________________________________________________________